MUNIYIELD
                                                              QUALITY
                                                              FUND, INC.

                               [GRAPHICS OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1998

MuniYield Quality Fund, Inc.

DEAR SHAREHOLDER

For the six months ended April 30, 1998, the Common Stock of MuniYield Quality Fund, Inc. earned $0.439 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.84%, based on a month-end net asset value of $15.15 per share. Over the same period, the total investment return on the Fund's Common Stock was +2.87%, based on a change in per share net asset value from $15.17 to $15.15, and assuming reinvestment of $0.441 per share income dividends.

For the six months ended April 30, 1998, the average yields of the Fund's Auction Market Preferred Stock were: Series A, 3.98%; Series B, 3.44%; Series C, 3.30%; and Series D, 3.56%.

The Municipal Market Environment

During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors

MuniYield Quality Fund, Inc.                                      April 30, 1998

received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%-88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

Given the volatile market environment over the six-month period ended April 30, 1998, we continued to maintain the Fund's strategy of a neutral investment position. Our strategy has remained to keep the Fund fully invested as we await further data regarding the Asian financial crisis and its impact on the domestic economy. We believe our neutral position insulated the Fund from much of the volatility experienced in the first quarter of 1998.

Looking ahead, we anticipate little change to our position, barring a further rise in long-term interest rates. We continue to believe that economic growth will eventually slow and in the process produce a negligible rate of inflation. However, should the impact from the Asian economic situation accelerate and domestic economic growth return to industry trend, our patient strategy in the municipal market should prove to serve the Fund well.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Vice President and Portfolio Manager

June 1, 1998

MuniYield Quality Fund, Inc.                                      April 30, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield Quality Fund, Inc.                                      April 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                            S&P     Moody's      Face                                                                      Value
State                     Ratings   Ratings     Amount                                 Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
Alabama--1.1%             BBB       Baa1        $ 3,000   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                                          International Corporation), Series A, 7.20% due 12/01/2013     $   3,304
                          BBB       Baa1          3,640   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                          (Champion International Corporation Project), AMT, 7%
                                                          due 6/01/2022                                                      3,941
----------------------------------------------------------------------------------------------------------------------------------
Alaska--3.0%              A-        A2            5,000   Alaska Industrial Development and Export Authority
                                                          (Revolving Fund), AMT, Series A, 6.50% due 4/01/2014               5,363
                                                          Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                          NR*       NR*           6,000      (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024        6,331
                          A1+       VMIG1+        1,700      (Exxon Pipeline Company Project), VRDN, Series A, 4.10%
                                                             due 12/01/2033 (a)                                              1,700
                          A1+       VMIG1+        4,300      (Exxon Pipeline Company Project), VRDN, Series B, 4.10%
                                                             due 12/01/2033 (a)                                              4,300
                          A1+       VMIG1+        2,000      (Exxon Pipeline Company Project), VRDN, Series C, 4.10%
                                                             due 12/01/2033 (a)                                              2,000
----------------------------------------------------------------------------------------------------------------------------------
Arkansas--0.0%            A1+       P1              100   Clark County, Arkansas, Solid Waste Disposal Revenue Bonds
                                                          (Reynolds Metals Company Project), VRDN, AMT, 4.20%
                                                          due 8/01/2022 (a)                                                    100
----------------------------------------------------------------------------------------------------------------------------------
California--3.3%                                          California State Public Works Board, Lease Revenue Bonds,
                                                          Series A (i):
                          A         Aaa           6,800      (Department of Corrections--Monterey County Soledad II),
                                                             7% due 11/01/2004                                               7,893
                          AAA       Aaa           7,000      (Various University of California Projects), 6.60%
                                                             due 12/01/2002                                                  7,788
                          AAA       Aaa           6,600   Los Angeles County, California, Metropolitan Transportation
                                                          Authority, Sales Tax Revenue Bonds (Proposition C),
                                                          Second Series A, 5% due 7/01/2025 (b)                              6,289
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

MuniYield Quality Fund, Inc.                                      April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's      Face                                                                      Value
State                     Ratings   Ratings     Amount                                 Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
Colorado--7.3%                                            Colorado HFA, S/F Program, AMT:
                          NR*       Aa2         $ 2,490      Senior Series A-1, 7.40% due 11/01/2027                     $   2,796
                          NR*       Aa2           6,990      Series D-1, 7.375% due 6/01/2026                                7,813
                          NR*       Aa2           1,260   Colorado HFA, S/F Project, Senior Series C-2, 7.45%
                                                          due 6/01/2017                                                      1,418
                          NR*       Aaa           1,350   Colorado Health Facilities Authority, Hospital Revenue
                                                          Bonds (P/SL Healthcare System Project), Series A, 6.875%
                                                          due 2/15/2003 (i)                                                  1,515
                          NR*       Aaa           4,550   Colorado Health Facilities Authority Revenue Bonds (Swedish
                                                          Medical Center Project), Series A, 6.80%
                                                          due 1/01/2003 (i)                                                  5,082
                                                          Denver, Colorado, City and County Airport Revenue Bonds:
                          BBB       Aaa           2,045      AMT, Series B, 7.25% due 11/15/2002 (i)                         2,318
                          BBB       Baa1          7,955      AMT, Series B, 7.25% due 11/15/2023                             8,794
                          BBB       Baa1          5,000      AMT, Series D, 7.75% due 11/15/2013                             6,195
                          BBB       Baa1          5,740      AMT, Series D, 7.75% due 11/15/2021                             6,368
                          AAA       Aaa           5,000      RITR, Series 13, 6.02% due 11/15/2023 (c)(g)                    4,831
                          AAA       Aaa           5,800   E-470 Public Highway Authority, Colorado, Revenue Refunding
                                                          Bonds, Senior Series B, 5.40%** due 9/01/2025 (c)                  1,309
----------------------------------------------------------------------------------------------------------------------------------
Florida--0.5%             AA-       VMIG1+          100   Dade County, Florida, IDA, Exempt Facilities Revenue
                                                          Refunding Bonds (Florida Power and Light Company), VRDN,
                                                          4.10% due 6/01/2021 (a)                                              100
                          A1+       VMIG1+          100   Martin County, Florida, PCR, Refunding (Florida Power and
                                                          Light Company Project), VRDN, 4.10% due 9/01/2024 (a)                100
                          NR*       Ba2           3,120   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                          Education and Research Foundation Project), Series A, 7%
                                                          due 9/01/2024                                                      3,368
----------------------------------------------------------------------------------------------------------------------------------
Georgia--1.6%             AA        Aa3           4,825   Atlanta, Georgia, GO, UT, Series A, 6.125% due 12/01/2023          5,219
                          A         A3            4,785   Monroe County, Georgia, Development Authority, PCR,
                                                          Refunding (Oglethorpe Power--Scherer), Series A, 6.80%
                                                          due 1/01/2011                                                      5,531
----------------------------------------------------------------------------------------------------------------------------------
Illinois--13.0%           AAA       Aaa          10,000   Chicago, Illinois, Board of Education, RITR, UT, Series 3,
                                                          6.02% due 12/01/2027 (b)(g)                                        9,463
                          AAA       Aaa          17,000   Chicago, Illinois, Metropolitan Housing Development
                                                          Corporation, Mortgage Revenue Refunding Bonds (Housing
                                                          Development), Series A, 6.85% due 7/01/2022 (b)(f)                17,971
                          BBB       Baa1         21,000   Illinois Development Finance Authority, PCR, Refunding
                                                          (Illinois Power Company Project), Series A, 7.375%
                                                          due 7/01/2021                                                     24,176
                          AA-       Aa3           2,130   Illinois Development Finance Authority Revenue Bonds
                                                          (Presbyterian Home Lake), Series B, 6.25% due 9/01/2017            2,312
                          A1+       VMIG1+        6,900   Illinois Health Facilities Authority Revenue Bonds
                                                          (Northwestern Memorial Hospital), VRDN, 3.95%
                                                          due 8/15/2025 (a)                                                  6,900
                          NR*       A1            3,750   Illinois Student Assistance Commission, Student Loan
                                                          Revenue Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015            3,993
                                                          Metropolitan Pier & Exposition Authority, Illinois,
                                                          Dedicated State Tax Revenue Bonds:
                          AAA       Aaa          10,000      RITR, Series 8, 6.02% due 6/15/2027 (b)(g)                      9,413
                          AAA       Aaa          16,570      Refunding (McCormick Place Expansion Project), Series A,
                                                             5.87%** due 12/15/2020 (c)                                      4,802
                          AAA       Aaa          10,000      Refunding (McCormick Place Expansion Project), Series A,
                                                             6.03%** due 12/15/2022 (c)                                      2,592
                          AAA       Aaa          10,000   Will County, Illinois, Community Unit School District No.
                                                          365, Refunding (Valley View), UT, Series B, 5.45%**
                                                          due 11/01/2013 (d)                                                 4,391
----------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's      Face                                                                      Value
State                     Ratings   Ratings     Amount                                 Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
Indiana--5.3%                                             De Kalb County, Indiana, Redevelopment Authority
                                                          (Mini-Mill), Series A (l):
                          AAA       NR*         $ 3,000      6.50% due 1/15/2014                                         $   3,297
                          AAA       NR*           3,220      6.625% due 1/15/2017                                            3,551
                          AAA       NR*           2,500   Indiana Bond Bank, Revenue Guaranteed Bonds (State
                                                          Revolving Fund Program), Series A, 6.875% due 2/01/2012            2,832
                          BBB       Baa2          7,800   Indianapolis, Indiana, Airport Authority, Special
                                                          Facilities Revenue Bonds (Federal Express Corporation
                                                          Project), AMT, 7.10% due 1/15/2017                                 8,721
                          AA        NR*          15,000   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                          Refunding, Series D, 6.75% due 2/01/2020                          16,529
----------------------------------------------------------------------------------------------------------------------------------
Kansas--0.6%              AAA       Aaa           3,500   Kansas City, Kansas, Utility System Revenue Refunding and
                                                          Improvement Bonds, 6.375% due 9/01/2023 (e)                        3,868
----------------------------------------------------------------------------------------------------------------------------------
Kentucky--4.4%            NR*       Baa1          5,000   Ashland, Kentucky, PCR, Refunding (Ashland Oil Incorporated
                                                          Project), 6.65% due 8/01/2009                                      5,390
                          AAA       Aaa           4,955   Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                          Series B, 6.625% due 7/01/2026 (f)                                 5,282
                          AAA       Aaa           6,570   Lexington-Fayette Urban County Government, Kentucky,
                                                          Governmental Project Revenue Bonds (University of Kentucky
                                                          Alumni Association Inc. Project), 6.75% due 11/01/2020 (c)         7,395
                          NR*       NR*           5,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                          (TJ International Project), AMT, 7% due 6/01/2024                  5,784
                          AA-       Aa2           5,000   Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                                          Company), AMT, Series B, 6.55% due 11/01/2020                      5,401
----------------------------------------------------------------------------------------------------------------------------------
Louisiana--1.9%           NR*       A3           11,115   Lake Charles, Louisiana, Harbor and Terminal District,
                                                          Port Facilities Revenue Refunding Bonds (Trunkline LNG
                                                          Company Project), 7.75% due 8/15/2022                             12,749
                          A1+       VMIG1+          100   Louisiana State Offshore Terminal Authority, Deepwater Port
                                                          Revenue Refunding Bonds (Loop Inc.--First Stage), VRDN,
                                                          Series A, 4.10% due 9/01/2008 (a)                                    100
----------------------------------------------------------------------------------------------------------------------------------
Maryland--0.3%            NR*       Aaa           1,950   Prince Georges County, Maryland, Hospital Revenue Bonds
                                                          (Dimensions Health Corporation), 7% due 7/01/2002 (i)              2,175
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts--                                           Massachusetts Bay Transportation Authority, General
5.2%                                                      Transportation Systems, Refunding, Series A:
                          AA-       A1            3,730      7% due 3/01/2011                                                4,469
                          AA-       A1            3,550      7% due 3/01/2014                                                4,281
                          BBB+      Aaa           1,045   Massachusetts Municipal Wholesale Electric Company, Power
                                                          Supply System Revenue Bonds, Series B, 6.75%
                                                          due 7/01/2002 (i)                                                  1,158
                          AAA       Aaa           3,500   Massachusetts State HFA, Residential Development, Series D,
                                                          6.80% due 11/15/2012 (j)                                           3,764
                                                          Massachusetts State HFA, S/F Housing Revenue Bonds:
                          A+        Aa            3,960      Series 33, 6.35% due 6/01/2017                                  4,174
                          A+        Aa            3,005      Series 37, 6.35% due 6/01/2017                                  3,167
                          NR*       Aaa           7,000   Massachusetts State Health and Educational Facilities
                                                          Authority Revenue Bonds (Southcoast Health System),
                                                          Series A, 4.75% due 7/01/2027 (c)                                  6,269
                          AA-       Aa3           7,500   Massachusetts State Port Authority Revenue Bonds, Series A,
                                                          5% due 7/01/2027                                                   7,072
----------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's      Face                                                                      Value
State                     Ratings   Ratings     Amount                                 Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
Michigan--2.7%            BBB       Baa1        $12,650   Dickinson County, Michigan, Economic Development
                                                          Corporation, PCR, Refunding (Champion International
                                                          Corporation Project), 5.85% due 10/01/2018                     $  13,046
                          A         A2            4,375   Michigan State Hospital Finance Authority, Revenue
                                                          Refunding Bonds (Detroit Medical Center Obligation Group),
                                                          Series A, 6.50% due 8/15/2018                                      4,735
----------------------------------------------------------------------------------------------------------------------------------
Missouri--1.0%            AAA       Aaa           2,000   Kansas City, Missouri, Municipal Assistance Corporation,
                                                          Revenue Refunding Bonds (Leasehold--H. Roe Bartle),
                                                          Series A, 5% due 4/15/2020 (c)                                     1,925
                          AA-       Aa3           4,000   Saint Louis, Missouri, Parking Facility Revenue Bonds,
                                                          6.625% due 12/15/2002 (i)                                          4,406
----------------------------------------------------------------------------------------------------------------------------------
Montana--0.2%             BBB       Baa2          1,370   Lewis and Clark County, Montana, Environmental Revenue
                                                          Refunding Bonds (Asarco Inc. Project), 5.60% due 1/01/2027         1,371
----------------------------------------------------------------------------------------------------------------------------------
Nebraska--1.4%            AAA       Aaa           9,400   Nebraska Public Power District, Power Supply System
                                                          Revenue Bonds, Series A, 5.25% due 1/01/2028 (c)                   9,233
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire--                                           New Hampshire Higher Educational and Health Facilities
0.7%                                                      Authority, Revenue Refunding Bonds (Saint Anselm College):
                          NR*       Baa1          3,410      6.20% due 7/01/2003 (i)                                         3,729
                          NR*       Baa1            880      6.20% due 7/01/2013                                               927
----------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.9%          A1+       P1              700   Farmington, New Mexico, PCR, Refunding (Arizona
                                                          Public Service Company ), VRDN, Series B, 4.05%
                                                          due 9/01/2024 (a)                                                    700
                          A         A2            5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                          Corporation Project), 6.50% due 4/01/2013                          5,458
----------------------------------------------------------------------------------------------------------------------------------
New York--12.1%                                           New York City, New York, GO, UT:
                          BBB+      A3            5,000      Refunding, Series E, 6.50% due 2/15/2006                        5,513
                          BBB+      A3            2,875      Refunding, Series F, 5% due 8/01/2023                           2,691
                          BBB+      A3            2,315      Refunding, Series J, 6% due 8/01/2017                           2,452
                          BBB+      A3            5,000      Series B, 5.875% due 8/15/2013                                  5,231
                          BBB+      A3            9,055      Series F, 5.75% due 2/01/2019                                   9,320
                          BBB+      A3            8,825      Series G, 5.75% due 2/01/2017                                   9,083
                          BBB+      A3            5,000      Series K, 6.25% due 4/01/2006 (i)                               5,591
                                                          New York City, New York, Municipal Water Financing
                                                          Authority, Water and Sewer System Revenue Bonds:
                          AAA       Aaa           8,085      RITR, Series RI-97-6, 6.995% due 6/15/2026 (c)(g)               8,651
                          AAA       Aaa           1,590      Series B, 5.75% due 6/15/2026 (c)                               1,650
                          AAA       Aaa           1,500      Series D, 4.75% due 6/15/2025 (e)                               1,366
                          AA        Aa3           2,375   New York City, New York, Transitional Finance Authority
                                                          Revenue Bonds (Future Tax Secured), Series B, 4.60%
                                                          due 11/15/2011                                                     2,259
                          AAA       Aaa           3,485   New York State Dormitory Authority Revenue Bonds (Saint
                                                          Vincent's Hospital and Medical Center), 5.75%
                                                          due 8/01/2015 (b)(f)                                               3,621
                          A+        Aa2           3,380   New York State Environmental Facilities Corporation, PCR
                                                          (State Water Revolving Fund--New York City Municipal Water
                                                          Yield Quality Fund, Inc. April 30, 1998 Finance Authority),
                                                          Series B, 5.25% due 6/15/2014                                      3,380
                                                          New York State Local Government Assistance Corporation,
                                                          Series A:
                          A+        Aaa          12,000      6.50% due 4/01/2001 (i)                                        12,956
                          A+        A3            1,000      6% due 4/01/2016                                                1,078
                          BBB+      Baa1          5,000   New York State Urban Development Corporation Revenue
                                                          Refunding Bonds (Correctional Capital Facilities), 5.75%
                                                          due 1/01/2013                                                      5,102
----------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P     Moody's      Face                                                                      Value
State                     Ratings   Ratings     Amount                                 Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
North Carolina--          A1+       NR*          $  100   Raleigh-Durham, North Carolina, Airport Authority, Special
0.0%                                                      Facilities Revenue Refunding Bonds (American Airlines),
                                                          VRDN, Series B, 4.15% due 11/01/2005 (a)                       $     100
----------------------------------------------------------------------------------------------------------------------------------
Ohio--2.0%                AA-       Aa3          10,000   Ohio State Air Quality Development Authority, Revenue
                                                          Refunding Bonds (Dayton Power and Light Project), Series B,
                                                          6.40% due 8/15/2027                                               10,770
                          BBB       Ba1           2,500   Ohio State Solid Waste Disposal Revenue Bonds (USG
                                                          Corporation Project), AMT, 5.65% due 3/01/2033                     2,470
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.7%        NR*       Aaa           7,500   Delaware County, Pennsylvania, University Authority Revenue
                                                          Bonds (Villanova University), Series A, 5%
                                                          due 12/01/2018 (c)                                                 7,238
                                                          Harrisburg, Pennsylvania, Refunding (b)**:
                          NR*       Aaa           1,735      Series D, 5.39% due 9/15/2018                                     582
                          NR*       Aaa           1,485      Series D, 5.39% due 9/15/2020                                     445
                          NR*       Aaa           1,825      Series F, 5.35% due 3/15/2018                                     629
                          NR*       Aaa           1,345      Series F, 5.39% due 9/15/2018                                     451
                          NR*       Aaa           2,280      Series F, 5.35% due 3/15/2019                                     742
                          NR*       Aaa           2,965      Series F, 5.39% due 9/15/2020                                     888
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island--            AAA       Aaa           2,500   Providence, Rhode Island, GO, UT, Series A, 5.70%
0.4%                                                      due 7/15/2019 (d)                                                  2,594
----------------------------------------------------------------------------------------------------------------------------------
South Carolina--          A         A1           12,000   Fairfield County, South Carolina, PCR (South Carolina
6.2%                                                      Electric and Gas Company), 6.50% due 9/01/2014                    13,038
                          A-        A1            8,000   Richland County, South Carolina, Solid Waste Disposal
                                                          Facilities Revenue Bonds (Union Camp Corporation Project),
                                                          AMT, Series A, 6.75% due 5/01/2022                                 8,649
                          AAA       Aaa           4,000   South Carolina State Housing Finance and Development
                                                          Authority, Mortgage Revenue Bonds, AMT, Series A-1, 5.95%
                                                          due 7/01/2029 (b)                                                  4,150
                          AAA       Aaa           9,500   South Carolina State Public Service Authority Revenue Bonds
                                                          (Santee Cooper), Series D, 6.625% due 7/01/2002 (i)               10,489
                          NR*       NR*           3,800   Spartanburg County, South Carolina, Solid Waste Disposal
                                                          Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                          due 11/01/2024                                                     4,368
----------------------------------------------------------------------------------------------------------------------------------
South Dakota--            AAA       Aa1           5,500   South Dakota, HDA, Home Ownership Mortgage Revenue
0.9%                                                      Refunding Bonds, Series A, 6.45% due 5/01/2022                     5,778
----------------------------------------------------------------------------------------------------------------------------------
Tennessee--3.4%           BBB       Baa1          2,500   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                          (Recycling Facility--Calhoun Newsprint--Bowater), AMT,
                                                          7.40% due 12/01/2022                                               2,779
                          AAA       Aa2          18,050   Metropolitan Government, Nashville and Davidson County,
                                                          Tennessee, GO, UT, 6.15% due 5/15/2002 (i)                        19,538
----------------------------------------------------------------------------------------------------------------------------------
Texas--4.3%               NR*       Aaa           1,000   Bell County, Texas, Health Facilities Development
                                                          Corporation Revenue Bonds (Lutheran General Health Care
                                                          System--Parkside Medical Services Corporation), 6.50%
                                                          due 7/01/2019 (k)                                                  1,154
                          BBB       Baa1          1,840   Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                                                          (Champion International Corporation), AMT, 7.45%
                                                          due 5/01/2026                                                      2,023
                                                          Harris County, Texas, Health Facilities Development
                                                          Corporation, Hospital Revenue Bonds:
                          NR*       A3            5,000      (Memorial Hospital Systems Project), Series A, 6.60%
                                                             due 6/01/2004 (i)                                               5,613
                          A1+       NR*           7,200      (Methodist Hospital), VRDN, 4.15% due 12/01/2025 (a)            7,200
                          AA        Aa2           5,000   Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                                          GO, UT, Sub-Lien, 6.75% due 8/01/2014                              5,423
                          A1+       VMIG1+          500   Sabine River Authority, Texas, PCR, Refunding (Texas
                                                          Utilities Project), VRDN, Series A, 4.10% due 3/01/2026
                                                          (a)(b)                                                               500
                          A+        Aa            4,655   Texas Housing Agency, Residential Development Mortgage
                                                          Revenue Bonds, Series A, 7.50% due 7/01/2015 (h)                   4,971
                          AAA       Aaa           1,400   Texas State Turnpike Authority, Dallas North Thruway
                                                          Revenue Bonds (President George Bush Turnpike), 5%
                                                          due 1/01/2025 (e)                                                  1,333
----------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                            S&P     Moody's      Face                                                                      Value
State                     Ratings   Ratings     Amount                                 Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
Utah--3.0%                AA        Aa          $15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                          (IHC Hospitals Incorporated), 6.30% due 2/15/2015              $  17,104
                          A-        NR*           2,710   West Valley City, Utah, Redevelopment Agency, Tax
                                                          Incremental Revenue Bonds, 6% due 3/01/2024                        2,807
----------------------------------------------------------------------------------------------------------------------------------
Virginia--7.8%             AA        Aa3           5,000   Chesapeake, Virginia, Water and Sewer, GO, UT, Series A,
                                                          5% due 12/01/2025                                                  4,819
                                                          Norfolk, Virginia, Capital Improvement, GO, UT (e):
                          AAA       Aaa           2,190      5.375% due 6/01/2016                                            2,221
                          AAA       Aaa           2,190      5.375% due 6/01/2017                                            2,216
                          AAA       Aaa           3,500   Richmond, Virginia, Refunding, GO, UT, Series B,
                                                          5% due 1/15/2021 (e)                                               3,344
                                                          Virginia State HDA, Commonwealth Mortgage Revenue Bonds:
                          AA+       Aa1          22,000      Series A, 7.15% due 1/01/2033                                  22,997
                          AA+       Aa1           5,000      Series B, Sub-Series B-1, 6.875% due 7/01/2011                  5,285
                          AA        Aa           10,000   Virginia State, Transportation Board, Transportation
                                                          Contract Revenue Refunding Bonds (Route 28 Project), 6.50%
                                                          due 4/01/2018                                                     10,804
----------------------------------------------------------------------------------------------------------------------------------
Washington--0.8%          AAA       Aaa           2,000   Washington State Healthcare Facilities Authority Revenue
                                                          Refunding Bonds (Virginia Mason Medical Center), Series A,
                                                          5.125% due 8/15/2017 (c)                                           1,948
                          AAA       Aaa           2,825   Washington State Public Power Supply System Revenue
                                                          Refunding Bonds (Nuclear Project No. 2), Series A, 5.70%
                                                          due 7/01/2011 (b)                                                  2,972
----------------------------------------------------------------------------------------------------------------------------------
West Virginia--1.7%       A         A2            5,000   Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                          Bonds (Weyerhaeuser Company Project), AMT, 6.50%
                                                          due 4/01/2025                                                      5,451
                          BBB+      Baa1          5,600   Putnam County, West Virginia, PCR, Refunding (Appalachian
                                                          Power Company Project), Series C, 6.60% due 7/01/2019              5,977
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.8%           A         A1            3,800   Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
                                                          Series D, 7.20% due 11/01/2013                                     4,024
                          NR*       A2            1,100   Wisconsin State Health and Educational Facilities Authority
                                                          Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.60%
                                                          due 8/15/2022                                                      1,174
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$614,630)--99.5%                                                                                  657,739

Other Assets Less Liabilities--0.5%                                                                                          3,204
                                                                                                                         ---------
Net Assets--100.0%                                                                                                       $ 660,943
                                                                                                                         =========
----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FSA Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(h)   GNMA Collateralized.
(i)   Prerefunded.
(j)   FNMA Collateralized.
(k)   Escrowed to maturity.
(l)   Connie Lee Insured.
+     Highest short-term rating by Moody's Investors, Inc.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998

Assets:         Investments, at value (identified cost -- $614,629,728) (Note 1a) ..........                        $657,739,263
                Cash .......................................................................                              50,997
                Receivables:
                  Interest .................................................................       $ 11,267,104
                  Securities sold ..........................................................             92,371       11,359,475
                Prepaid expenses and other assets ..........................................                              14,272
                                                                                                                    ------------
                Total assets ...............................................................                         669,164,007
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Securities purchased .....................................................          7,292,192
                  Dividends to shareholders (Note 1e) ......................................            578,068
                  Investment adviser (Note 2) ..............................................            274,681        8,144,941
                                                                                                    -----------
                Accrued expenses and other liabilities .....................................                              75,838
                                                                                                                    ------------
                Total liabilities ..........................................................                           8,220,779
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets .................................................................                        $660,943,228
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.05 per share (8,000 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ......                        $200,000,000
                  Common Stock, par value $.10 per share (30,425,258 shares issued
                  and outstanding) .........................................................       $  3,042,526
                Paid-in capital in excess of par ...........................................        423,867,420
                Undistributed investment income -- net .....................................          4,232,900
                Accumulated realized capital losses on investments--net (Note 5) ...........        (13,309,153)
                Unrealized appreciation on investments -- net ..............................         43,109,535
                                                                                                    -----------
                Total -- Equivalent to $15.15 net asset value per share of Common Stock
                (market price -- $14.4375) .................................................                         460,943,228
                                                                                                                    ------------
                Total capital ..............................................................                        $660,943,228
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

* Auction Market Preferred Stock.

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1998

Statement of Operations

                                                                                                                    For the
                                                                                                                Six Months Ended
                                                                                                                  April 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
Investment Income       Interest and amortization of premium and discount earned                                    $ 19,070,906
(Note 1d):
--------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees (Note 2) ..................................       $  1,638,802
                        Commission fees (Note 4) ...........................................            250,101
                        Transfer agent fees ................................................             50,136
                        Accounting services (Note 2) .......................................             43,713
                        Professional fees ..................................................             43,099
                        Listing fees .......................................................             18,482
                        Custodian fees .....................................................             17,347
                        Printing and shareholder reports ...................................             16,636
                        Directors' fees and expenses .......................................             11,240
                        Pricing fees .......................................................              8,354
                        Other ..............................................................             18,865
                                                                                                   ------------
                        Total expenses .....................................................                           2,116,775
                                                                                                                    ------------
                        Investment income -- net ...........................................                          16,954,131
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-      Realized gain on investments -- net ................................                           3,322,469
ized Gain (Loss) on     Change in unrealized appreciation on investments -- net ............                          (4,072,999)
Investments -- Net                                                                                                  ------------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ...............                        $ 16,203,601
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                    For the Six       For the
                                                                                                   Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                                April 30, 1998   Oct. 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income -- net ...........................................       $ 16,954,131     $ 34,604,385
                        Realized gain on investments -- net ................................          3,322,469        3,328,987
                        Change in unrealized appreciation on investments -- net ............         (4,072,999)      14,811,503
                                                                                                   ------------     ------------
                        Net increase in net assets resulting from operations ...............         16,203,601       52,744,875
                                                                                                   ------------     ------------
--------------------------------------------------------------------------------------------------------------------------------
Dividends to            Investment income -- net:
Shareholders              Common Stock .....................................................        (13,406,129)     (27,227,016)
(Note 1e):                Preferred Stock ..................................................         (3,500,780)      (7,025,740)
                                                                                                   ------------     ------------
                        Net decrease in net assets resulting from dividends to shareholders         (16,906,909)     (34,252,756)
                                                                                                   ------------     ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase (decrease) in net assets ............................           (703,308)      18,492,119
                        Beginning of period ................................................        661,646,536      643,154,417
                                                                                                   ------------     ------------
                        End of period* .....................................................       $660,943,228     $661,646,536
                                                                                                   ============     ============
--------------------------------------------------------------------------------------------------------------------------------
                      * Undistributed investment income -- net .............................       $  4,232,900     $  4,185,678
                                                                                                   ============     ============
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                     For the Six
The following per share data and ratios have been derived            Months Ended          For the Year Ended October 31,
from information provided in the financial statements.                April 30,    ----------------------------------------------
Increase (Decrease) in Net Asset Value:                                 1998         1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...........  $  15.17      $  14.57    $  14.58    $  13.16    $  15.95
Operating                                                            --------      --------    --------    --------    --------
Performance:       Investment income--net .........................       .56          1.13        1.14        1.15        1.16
                   Realized and unrealized gain (loss) on
                   investments--net ...............................      (.02)          .59        (.01)       1.43       (2.57)
                                                                     --------      --------    --------    --------    --------
                   Total from investment operations ...............       .54          1.72        1.13        2.58       (1.41)
                                                                     --------      --------    --------    --------    --------
                   Less dividends and distributions to Common Stock
                   shareholders:
                     Investment income--net .......................      (.44)         (.89)       (.90)       (.89)       (.96)
                     Realized gain on investments--net ............        --            --          --        (.02)       (.22)
                     In excess of realized gain on investments--net        --            --          --         --+          --
                                                                     --------      --------    --------    --------    --------
                   Total dividends and distributions to Common
                   Stock shareholders .............................      (.44)         (.89)       (.90)       (.91)      (1.18)
                                                                     --------      --------    --------    --------    --------
                   Effect of Preferred Stock activity:
                     Dividends and distributions to Preferred
                     Stock shareholders:
                        Investment income--net ....................      (.12)         (.23)       (.24)       (.25)       (.16)
                        Realized gain on investments--net .........        --            --          --         --+        (.04)
                        In excess of realized gain on
                        investments--net ..........................        --            --          --         --+          --
                                                                     --------      --------    --------    --------    --------
                   Total effect of Preferred Stock activity .......      (.12)         (.23)       (.24)       (.25)       (.20)
                                                                     --------      --------    --------    --------    --------
                   Net asset value, end of period .................  $  15.15      $  15.17    $  14.57    $  14.58    $  13.16
                                                                     ========      ========    ========    ========    ========
                   Market price per share, end of period ..........  $14.4375      $14.4375    $ 12.875    $ 12.625    $  11.00
                                                                     ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on market price per share ................      3.01%+++     19.58%       9.12%      23.63%     (21.32%)
Return:**                                                            ========      ========    ========    ========    ========
                   Based on net asset value per share .............      2.87%+++     11.03%       6.93%      19.34%     (10.00%)
                                                                     ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .......................................       .65%*         .65%        .66%        .66%        .66%
Net Assets:***                                                       ========      ========    ========    ========    ========
                   Investment income--net .........................      5.18%*        5.32%       5.32%       5.65%       5.50%
                                                                     ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, net of Preferred Stock, end
Data:              of period (in thousands) .......................  $460,943      $461,647    $443,154    $443,718    $400,387
                                                                     ========      ========    ========    ========    ========
                   Preferred Stock outstanding, end of period
                   (in thousands) .................................  $200,000      $200,000    $200,000    $200,000    $200,000
                                                                     ========      ========    ========    ========    ========
                   Portfolio turnover .............................     11.48%        36.87%      68.22%      57.56%      42.31%
---------------------------------------------------------------------------------------------------------------------------------
Leverage:          Asset coverage per $1,000 ......................  $  3,305      $  3,308    $  3,216    $  3,219    $  3,002
                                                                     ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Dividends Per      Series A--Investment income--net ...............  $    488      $    864    $    953    $    961    $    571
Share on                                                             ========      ========    ========    ========    ========
Preferred Stock    Series B--Investment income--net ...............  $    421      $    892    $    880    $    917    $    627
Outstanding:++                                                       ========      ========    ========    ========    ========
                   Series C--Investment income--net ...............  $    404      $    884    $    888    $    977    $    577
                                                                     ========      ========    ========    ========    ========
                   Series D--Investment income--net ...............  $    436      $    873    $    885    $    921    $    698
                                                                     ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $.01 per share.
++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
+++   Aggregate total investment return.

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the MuniYield Quality Fund, Inc. April 30, 1998 closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).

MuniYield Quality Fund, Inc.                                      April 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $74,241,576 and $112,223,991, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                        Realized      Unrealized
                                                          Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ...............................  $ 3,322,469   $43,109,535
                                                       -----------   -----------
Total ...............................................  $ 3,322,469   $43,109,535
                                                       ===========   ===========
--------------------------------------------------------------------------------

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $43,109,535, of which $45,129,390 related to appreciated securities and $2,019,855 related to depreciated securities.

The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $614,629,728.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.68%; Series B, 3.95%; Series C, 3.58%; and Series D, 3.70%.

As of April 30, 1998, there were 8,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $121,768 as commissions.

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a net capital loss carryforward of approximately $8,171,000, of which $3,654,000 expires in 2003 and $4,517,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072807 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.

MuniYield Quality Fund, Inc.                                      April 30, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQY

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

----------------------------------------------------------------------------
                                                                  Percent of
S&P Rating/Moody's Rating                                         Net Assets
----------------------------------------------------------------------------
AAA/Aaa...........................................................   33.9%
AA/Aa ............................................................   23.7
A/A...............................................................   18.1
BBB/Baa...........................................................   15.8
BB/Ba.............................................................    0.5
NR (Not Rated)....................................................    3.9
Other+............................................................    3.6
----------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         16352 -- 4/98

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